EXHIBIT 10. (y)
                                 EMBASSY PLAZA

                             STANDARD OFFICE LEASE

 THIS LEASE is made this day of , 1994, between The Prudential Insurance Company of America, having an office at One Prudential Plaza, Suite 1200, Chicago, Illinois 60601 ("Landlord"), and Data Transmission Network Corporation, having an office at 9110 West Dodge Road, Suite 200, Omaha, Nebraska, 68114 ("Tenant"), for space in the building located at 9110 West Dodge Road, Omaha, Nebraska (such building, the related parking areas, driveways and other improvement, together with the land described in Exhibit "C" attached hereto upon which such building and improvements are situated, being herein referred to as the "Building").

The following schedule sets forth certain basic terms of this Lease:

BASIC TERMS:

A. Premises: Approximately 14,987 rentable square feet (RSF) of space in the Building described above, known as Suites #290 (5,435 RSF), #300 (2,268
     RSF), #310 (5,970 RSF) and #362 (1,314 RSF) as shown on the floor plans attached hereto, marked as Exhibits "A" & "B" and made a part hereof.

B. Base Rent: One Million, Two Hundred Sixty-Two Thousand, Seven Hundred Fifty-Seven Dollars and Eighty-Five Cents ($1,262,757.85) for the Term, payable monthly as follows:

         September 1, 1994 - September 30, 1994       $16,934.61
         October 1, 1994 - May 31, 2000               $18,320.93 Per Month

C. Term: That period of time commencing September 1, 1994, for Suites #290, #310, and #362 and September 16, 1994, for Suite 300 (the "Commencement Dates") and ending May 31, 2000, (the "Expiration Date") unless modified as to Suite 300 as set forth below, or sooner terminated as set forth herein. With respect to Suite 300, the Tenant will be allowed to occupy the Premises and the Lease will commence with respect to the 2,268 RSF of space contained in Suite 300 upon the relocation of the existing tenant (Intracorp), which for purposes of this Lease is estimated to be September 16, 1994. Should Suite 300 become available other then on September 16, 1994, for Tenant's occupancy (either earlier or later), Tenant and Landlord will execute a Commencement Date Agreement in the form of Exhibit "F" setting forth the Commencement Date for the space contained in Suite 300. Should the Commencement Date be revised as set forth above, the Base Rent due under paragraph B of the Basic Terms of the Lease will be adjusted to reflect such revision at the annual rate of $14.67 per RSF.

D. Tenant's Proportionate Share: 11.53% (Tenant's rentable square feet divided by Building's total rentable square feet = 14,987 RSF / 129,948 RSF)

E.   Base Expenses or Base Expense Year: 1994

F.   Security Deposit: No Deposit Required

G.   Broker(s): Pacific Realty Group, Inc. ("Broker")

H.   Guarantor(s): None

I.   Exhibits:
     A.   Third Floor Plan of Premises
     B.   Second Floor Plan of Premises
     C.   Legal Description of Building
     D.   Tenant Improvement Work Schedule
     E.   Rules and Regulations
     F.   Commencement Date Agreement
     G.   Antenna License Agreement

1. DEMISE AND TERM. Landlord leases to Tenant and Tenant leases from Landlord the premises (the "Premises") described in Item "A" of the Basic Terms and shown on the floor plans, attached hereto as Exhibits "A" and "B", subject to the covenants and conditions set forth in this Lease, for a term (the "Term") commencing on the Commencement Date and expiring on the Expiration Date described in Item C of the Basic Terms, unless terminated earlier as otherwise provided in this Lease. If Tenant shall occupy the Premises prior to the beginning of the Term of this Lease with Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as Tenant occupies the Premises.

2.  RENT.

A. Definitions. For purposes of this Lease, the following terms shall have the following meanings:

 (i) "Base Expenses" or "Base Expense Year" shall mean the amount or the year set forth in Item E of the Basic Terms

(ii) "Expenses" shall mean all expenses, costs and disbursements (including Taxes) paid or incurred by Landlord in connection with the ownership, management, maintenance, operation, replacement and repair of the Building. Expenses shall not include: (a) costs of tenant alterations;
         (b) costs of capital improvements (except for costs of any capital improvements made or installed for the purpose of reducing Expenses or made or installed pursuant to governmental requirement or insurance requirement, which costs shall be amortized by Landlord in accordance with sound accounting and management principles); (c) interest and principal payments on mortgages (except interest on the cost of any capital improvements for which amortization may be included in the definition of Expenses) or any rental payments on any ground leases (except for rental payments which constitute reimbursement for Taxes and Expenses); (d) advertising expenses and leasing commissions; (e) any cost or expenditure for which Landlord is reimbursed, whether by insurance proceeds or otherwise, except through Adjustment Rent (hereinafter defined); (f) the cost of any kind of service furnished to any other tenant in the Building which Landlord does not generally make available to all tenants in the Building; (g) legal expenses of negotiating leases; (h) salaries and fringe benefits of employees above the grade of building manager. Expenses shall be determined on a cash or accrual basis, as Landlord may elect.

(iii) "Rent" shall mean Base Rent, Adjustment Rent and any other sums or charges due by Tenant hereunder.

 (iv) "Taxes" shall mean all taxes, assessments and fees levied upon the Building, the property of Landlord located therein or the rents collected therefrom, by any governmental entity based upon the ownership, leasing, renting or operation of the Building, including all costs and expenses of protesting any such taxes, assessments or fees. Taxes shall not include any net income, capital stock, succession, transfer, franchise, gift, estate or inheritance taxes; provided, however, if at any time during the Term, a tax or excise on income is levied or assessed by any governmental entity, in lieu of or as a substitute for, in whole or in part, real estate taxes or other AD VALOREM taxes, such tax shall constitute and be included in Taxes. For the purpose of determining Taxes for any given year, the amount to be included for such year (a) from special assessments payable in installments shall be the amount of the installments (and any interest) due and payable during such year, and (b) from all other Taxes shall at Landlord's election either be the amount accrued, assessed or otherwise imposed for such year or the amount due and payable in such year.

  (v) "Tenant's Proportionate Share" shall mean the percentage set forth in Item D of the Basic Terms which has been determined by dividing the rentable square feet in the Premises by the rentable square feet in the Building.

B. Components of Rent. Tenant agrees to pay the following amounts to Landlord at the office of the Building or at such other place as Landlord designates:

 (i) Base rent ("Base Rent") to be paid in monthly installments in the amount set forth in Item B of the Basic Terms in advance on or before the first day of each month of the Term, except that Tenant shall pay the first month's Base Rent upon execution of this Lease.

(ii) Adjustment rent ("Adjustment Rent") in an amount equal to Tenant's Proportionate Share of (a) the increase in Expenses for any calendar year over the Base Expenses and (b) the increase in Taxes for any calendar year over the Base Taxes. (If the Basic Terms set forth a Base Expense Year and a Base Tax Year rather than Base Expenses and Base Taxes, the Base Expenses and the Base Taxes shall equal the amount of Expenses and Taxes, respectively, for the Base Expense Year and the Base Tax Year.) Prior to each calendar year, Landlord shall estimate the amount of Adjustment Rent due for such year, and Tenant shall pay Landlord one-twelfth of such estimate on the first day of each month during such year. Such estimate may be revised by Landlord whenever it obtains information relevant to making such estimate more accurate. After the end of each calendar year, Landlord shall deliver to Tenant a report setting forth the actual Expenses and Taxes for such calendar year and a statement of the amount of Adjustment Rent that Tenant has paid and is payable for such year. Within thirty days after receipt of such report, Tenant shall pay to Landlord the amount of Adjustment Rent due for such calendar year, minus any payments of Adjustment Rent made by Tenant for such year. If Tenant's estimated payments of Adjustment Rent exceed the amount due Landlord for such calendar year, Landlord shall apply such excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant if the Term has already expired, provided Tenant is not then in default hereunder, in either case without interest to Tenant.

C. Payment of Rent. The following  provisions  shall govern the payment of Rent:
(i) if this Lease commences or ends on a day other than the first day or last day of a calendar month, the Rent for the month in which this Lease so begins or ends shall be prorated and adjusted accordingly; (ii) all Rent shall be paid to Landlord without offset or deduction, and the covenant to pay Rent shall be independent of every other covenant in this Lease; (iii) if during all or any portion of any year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment of Expenses and/or Taxes for such year to determine the Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied for the entire year and the amount so determined shall be deemed to have been the Expenses and/or Taxes for such year; (iv) any sum due from Tenant to Landlord which is not paid when due shall bear interest from the date due until the date paid at the annual rate of eighteen percent (18%) or the maximum rate permitted by law, whichever is less (the "Default Rate"); and, in addition, Tenant shall pay Landlord a late charge for any Rent payment which is paid more than five days after its due date equal to five percent of such payment; (v) if changes are made to this Lease or the Building changing the number of square feet contained in the Premises or in the Building, Landlord shall make an appropriate adjustment to Tenant's Proportionate Share; (vi) Tenant shall have the right to inspect Landlord's accounting records relative to Expenses and Taxes during normal business hours at any time within thirty days following the furnishing to Tenant of the annual statement of Rent Adjustment; and, unless Tenant shall take written exception to any item in any such statement within such thirty day period, such statement shall be considered as final and accepted by Tenant; (vii) in the event of the termination of this Lease prior to the determination of any Adjustment Rent, Tenant's agreement to pay any such sums and Landlord's obligation to refund any such sums (provided Tenant is not in default hereunder) shall survive the termination of this Lease; (viii) no adjustment to the Rent by virtue of the operation of the rent adjustment provisions in this Lease shall result in the payment by Tenant in any year of less than the Base Rent set forth in Item B of the Basic Terms; (ix) Landlord may at any time change the fiscal year of the Building; (x) each amount owed to Landlord under this Lease for which the date of payment is not expressly fixed shall be due on the same date as the Rent listed on the statement showing such amount is due; and (xi) if Landlord fails to give Tenant an estimate of Adjustment Rent prior to the beginning of any calendar year, Tenant shall continue to pay Adjustment Rent, as the case may be, at the rate for the previous calendar year until Landlord delivers such estimate.

D.  Allocation of Rent.  (INTENTIONALLY DELETED)

3. USE. Tenant agrees that it shall occupy and use the Premises only as business offices and for no other purposes. Tenant shall comply with all federal, state and municipal laws, ordinances and regulations and all covenants, conditions and restrictions of record applicable to Tenant's use or occupancy of the Premises. Without limiting the foregoing, Tenant shall not cause, nor permit, any hazardous or toxic substances to be brought upon, produced, stored, used, discharged or disposed of in, on or about the Premises without the prior written consent of Landlord and then only in compliance with all applicable environmental laws. If as a result of Tenant's use of the Premises (a) the amount of insurance premiums payable by Landlord for insurance maintained by Landlord for or in respect to the Building is increased, (b) any such insurance coverage is decreased, or (c) cancellation or refusal to renew any such insurance policy is threatened, Landlord shall so notify Tenant, whereupon Tenant shall immediately pay any such increased premium or cease any such use, failing which (or in the event of a threatened cancellation or refusal to renew any such insurance policy which may not be cured by the payment of an additional premium) Landlord shall have the right and option, in addition to Landlord's other rights and remedies hereunder, to terminate this Lease upon written notice to Tenant effective on the date set forth in such notice.

4. CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be conclusive evidence that the Premises were in good order and satisfactory condition when Tenant took possession. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building (or to provide Tenant with any credit or allowance for the same), and no representation regarding the condition of the Premises or the Building, have been made by or on behalf of Landlord or relied upon by Tenant, except as stated herein or in the Tenant Improvement Work Schedule executed by Landlord and Tenant and attached hereto as Exhibit "D".

5.  BUILDING SERVICES.

A. Basic Services. Landlord shall furnish the following services: (i) heating and air conditioning to provide a temperature condition required, in Landlord's judgment, for comfortable occupancy of the Premises under normal business operations, daily from 8:00 A.M. to 6:00 P.M. (Saturday from 8:00 A.M. to 1:00 P.M.), Sundays and holidays excepted; (ii) water for drinking, and, subject to Landlord's approval, water at Tenant's expense for any private restrooms and office kitchen requested by Tenant; (iii) men's and women's restrooms at locations designated by Landlord, in common with other tenants of the Building;
(iv) daily janitor service in the Premises and common areas of the Building, weekends and holidays excepted and (v) passenger elevator service in common with Landlord and other tenants of the Building, 24 hours a day, 7 days a week; and freight elevator service daily, weekends and holidays excepted, upon request of Tenant and subject to scheduling and charges by Landlord. Notwithstanding the above, Tenant will not be required to meter and pay for water used within the Premises (except through the provisions of paragraph 2B(ii) as an Expense), unless Tenant installs special equipment that specifically utilizes water for processing or cooling, such as but not limited to air conditioning or computers, excluding drinking fountains.

B. Electricity. Electricity shall be distributed to the Premises either by the electric utility company serving the Building or, at Landlord's option, by Landlord, and Landlord shall permit Landlord's wire and conduits, to the extent available, suitable and safely capable, to be used for such distribution. If and so long as Landlord is distributing electricity to the Premises, Tenant shall obtain all of its electricity from Landlord and shall pay all of Landlord's charges, which charges shall be based, at Landlord's option, either on meter readings or on a survey of Tenant's electrical usage made by Landlord or on Tenant's prorata share of all space, including the Premises, which is commonly metered with the Premises. If the electric utility company is distributing electricity to the Premises, Tenant at its cost shall make all necessary arrangements with the electric utility company for metering and paying for electric current furnished to the Premises.

C. Telephones. Tenant shall arrange for telephone service directly with one or more of the public telephone companies servicing the Building and shall be solely responsible for paying for such telephone service. If Landlord acquires ownership of the telephone cables in the Building at any time, Landlord shall permit Tenant to connect to such cables on such terms and conditions as Landlord may prescribe. In no event does Landlord make any representation or warranty with respect to telephone service in the Building, and Landlord shall have no liability with respect thereto.

D. Additional Services. Landlord shall not be obligated to furnish any services other than those stated above. If Landlord elects to furnish services requested by Tenant in addition to those stated above (including services at times other than those stated above), Tenant shall pay Landlord's then prevailing charges for such services as Additional Rent within ten (10) days of Landlord's invoice therefor. If Tenant shall fail to make any such payment, Landlord may, without notice to Tenant and in addition to all other remedies available to Landlord, discontinue any additional services. No discontinuance of any such service shall result in any liability of Landlord to Tenant or be considered as an eviction or a disturbance of Tenant's use of the Premises. In addition, if Tenant's concentration of personnel or equipment adversely affects the temperature or humidity in the Premises or the Building, Landlord may install supplementary air conditioning units in the Premises; and Tenant shall pay for the cost of installation, utility charges, and maintenance thereof.

E. Failure or Delay in Furnishing Services. Tenant agrees that Landlord shall not be liable for damages for failure or delay in furnishing any service stated above if such failure or delay is caused, in whole or in part, by any one or more of the events stated in Section 25(j) below, nor shall any such failure or delay be considered to be an eviction or disturbance of Tenant's use of the Premises, or relieve Tenant from its obligation to pay any Rent when due or from any other obligations of Tenant under this Lease.

6. RULES AND REGULATIONS. Tenant shall observe and comply, and shall cause its subtenants, assignees, invitees, employees, contractors and agents to observe and comply, with the rules and regulations listed on Exhibit "E" attached hereto and with such reasonable modifications and additions thereto as Landlord may make from time to time. Landlord shall not be liable for failure of any person to obey such rules and regulations. Landlord shall not be obligated to enforce such rules and regulations against any person, and the failure of Landlord to enforce any such rules and regulations shall not constitute a waiver thereof or relieve Tenant from compliance therewith.

7. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of rent or any other claim: (a) to change the name or street address of the Building or the suite number of the Premises; (b) to install, affix and maintain any and all signs on the exterior or interior of the Building; (c) to make repairs, decorations, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, and for such purposes to enter upon the

Premises, temporarily close doors, corridors and other areas in the Building and interrupt or temporarily suspend services or use of common areas, and Tenant agrees to pay Landlord for overtime and similar expenses incurred if such work is done other than during ordinary business hours at Tenant's request; (d) to retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises; (e) to grant to any person or to reserve unto itself the exclusive right to conduct any business or render any service in the Building; (f) to show or inspect the Premises at reasonable times and, if vacated or abandoned, to prepare the Premises for reoccupancy; (g) to install, use and maintain in and through the Premises pipes, conduits, wires and ducts serving the Building, provided that such installation, use and maintenance does not unreasonably interfere with Tenant's use of the Premises; and (h) to take any other action which Landlord deems reasonable in connection with the operation, maintenance or preservation of the Building.

8. MAINTENANCE AND REPAIRS. Tenant, at its expense, shall maintain and keep the Premises in good order and repair at all times during the Term. In addition, Tenant shall reimburse Landlord for the cost of any repairs to the Building necessitated by the acts or omissions of Tenant, its subtenants, assignees, invitees, employees, contractors and agents, to the extent Landlord is not reimbursed for such costs under its insurance policies. Subject to the preceding sentence, Landlord shall perform any maintenance or make any repairs to the Building as Landlord shall desire or deem necessary for the safety, operation or preservation of the Building, or as Landlord may be required or requested to do by the City of Omaha, Nebraska or by the order or decree of any court or by any other proper authority.

9.  ALTERATIONS.

A. Requirements. Tenant shall not make any replacement, alteration, improvement or addition to or removal from the Premises (collectively an "alteration") without the prior written consent of Landlord. In the event Tenant proposes to make any alteration, Tenant shall, prior to commencing such alteration, submit to Landlord for prior written approval: (i) detailed plans and specifications;
(ii) sworn statements, including the names, addresses and copies of contracts for all contractors; (iii) all necessary permits evidencing compliance with all applicable governmental rules, regulations and requirements; (iv) certificates of insurance in form and amounts required by Landlord, naming Landlord and any other parties designated by Landlord as additional insureds; and (v) all other documents and information as Landlord may reasonably request in connection with such alteration. Tenant agrees to pay Landlord's standard charges for review of all such items and supervision of the alteration. Neither approval of the plans and specifications nor supervision of the alteration by Landlord shall constitute a representation or warranty by Landlord as to the accuracy, adequacy, sufficiency or propriety of such plans and specifications or the quality of workmanship or the compliance of such alteration with applicable law. Tenant shall pay the entire cost of the alteration and, if requested by Landlord, shall deposit with Landlord, prior to the commencement of the alteration, security for the payment and completion of the alteration in form and amount required by Landlord. Each alteration shall be performed in a good and workmanlike manner, in accordance with the plans and specifications approved by Landlord, and shall meet or exceed the standards for construction and quality of materials established by Landlord for the Building. In addition, each alteration shall be performed in compliance with all applicable governmental and insurance company laws, regulations and requirements, including, without limitation, all requirements of The Americans with Disabilities Act. Each alteration shall be performed in harmony with Landlord's employees, contractors and other tenants. Each alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant; provided, however, that Landlord shall have the right to require Tenant to remove such alteration at Tenant's sole cost and expense in accordance with the provisions of Section 15 of this Lease. Notwithstanding the above, Landlord recognizes Tenant will arrange for and supervise its own construction. Landlord's charges for review of plans and construction will be limited to the actual cost of any third party consultants reasonably required by Landlord (such as, but not limited to, Structural Engineers, Mechanical/Electrical Engineers, or Architects). In addition, Landlord recognizes that Tenant may relocate its existing self contained package air conditioning units (with no network of above ceiling ductwork) to supplement the Building's system in the Premises. If such is the case or if Tenant purchases with its own funds and installs similar type units, upon expiration or termination of this Lease, Tenant will be allowed to or Landlord, at its sole discretion, may require Tenant to remove such units at Tenant's sole cost and expense in accordance with the provisions of Section 15 of this Lease.

B. Liens. Upon completion of any alteration, Tenant shall promptly furnish Landlord with sworn owner's and contractors' statements and full and final waivers of lien covering all labor and materials included in such alteration. Tenant shall not permit any mechanic's lien to be filed against the Building, or any part thereof, arising out of any alteration performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten days thereafter have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

10. INSURANCE. Tenant, at its expense, shall maintain at all times during the Term the following insurance policies: (a) fire insurance, including extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage and demolition and debris removal, insuring the full replacement cost of all improvements, alterations or additions to the Premises made at Tenant's expense, and all other property owned or used by Tenant and located in the Premises; (b) commercial general liability insurance, contractual liability insurance and property damage insurance with respect to the Building and the Premises, with limits to be set by Landlord from time to time but in any event not less than $3,000,000 combined single limit for personal injury, sickness or death or for damage to or destruction of property for any one occurrence; and
(c) insurance against such other risks and in such other amounts as Landlord may from time to time require. The form of all such policies and deductibles thereunder shall be subject to Landlord's prior approval. All such policies shall be issued by insurers acceptable to Landlord and licensed to do business in the State of Nebraska and shall contain a waiver of any rights of subrogation thereunder. In addition, the policies shall name Landlord and any other parties designated by Landlord as additional insureds, shall require at least thirty days' prior written notice to Landlord of termination or modification and shall be primary and not contributory. Tenant shall, at least ten days prior to the Commencement Date, and within ten days prior to the expiration of each such policy, deliver to Landlord certificates evidencing the foregoing insurance or renewal thereof, as the case may be.

11.  WAIVER AND INDEMNITY.

A. Waiver. Tenant releases Landlord, Landlord's beneficiaries and their respective agents and employees from, and waives all claims for, damage or injury to person or property and loss of business sustained by Tenant and resulting from the Building or the Premises or any part thereof or any equipment therein becoming in disrepair, or resulting from any accident in or about the Building. This paragraph shall apply particularly, but not exclusively, to flooding, damage caused by Building equipment and apparatus, water, snow, frost, steam, excessive heat or cold, broken glass, sewage, gas, odors, excessive noise or vibration or the bursting or leaking of pipes, plumbing fixtures or sprinkler devices. Without limiting the generality of the foregoing, Tenant waives all claims and rights of recovery against Landlord, Landlord's beneficiaries and their respective agents and employees for any loss or damage to any property of Tenant, which loss or damage is insured against, or required to be insured against, by Tenant pursuant to Section 10 above, whether or not such loss or damage is due to the fault or negligence of Landlord or such beneficiaries, agents or employees, and regardless of the amount of insurance proceeds collected or collectible under any insurance policies in effect.

B. Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord, Landlord's beneficiaries and their respective agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys' fees), for injuries to any persons and damage to or theft or misappropriation or loss of property occurring in or about the Building and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises (including, without limitation, any alteration by Tenant) or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed under this Lease or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. Without limiting the foregoing, Tenant shall indemnify, defend and hold Landlord harmless from any claims, liabilities, damages, costs and expenses arising out of the use or storage of hazardous or toxic materials in the Building by Tenant. If any such proceeding is filed against Landlord or any such indemnified party, Tenant agrees to defend Landlord or such party in such proceeding at Tenant's sole cost by legal counsel reasonably satisfactory to Landlord, if requested by Landlord.

12. FIRE AND CASUALTY. If all or a substantial part of the Premises or the Building is rendered untenantable by reason of fire or other casualty, Landlord may, at its option, either restore the Premises and the Building, or terminate this Lease effective as of the date of such fire or other casualty. Landlord agrees to give Tenant written notice within sixty days after the occurrence of any such fire or other casualty designating whether Landlord elects to so restore or terminate this Lease. If Landlord elects to terminate this Lease, Rent shall be paid through and apportioned as of the date of such fire or other casualty. If Landlord elects to restore, Landlord's obligation to restore the Premises shall be limited to restoring those improvements in the Premises existing as of the date of such fire or other casualty which were made at Landlord's expense and shall exclude any furniture, equipment, fixtures, additions, alterations or improvements in or to the Premises which were made at Tenant's expense. If Landlord elects to restore, Rent shall abate for that part of the Premises which is untenantable on a per diem basis from the date of such fire or other casualty until Landlord has substantially completed its repair and restoration work, provided that Tenant does not occupy such part of the Premises during said period.

13. CONDEMNATION. If the Premises or the Building is rendered untenantable by reason of a condemnation (or by a deed given in lieu thereof), then either party may terminate this Lease by giving written notice of termination to the other party within thirty days after such condemnation, in which event this Lease shall terminate effective as of the date of such condemnation. If this Lease so terminates, Rent shall be paid through and apportioned as of the date of such condemnation. If such condemnation does not render the Premises or the Building untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not condemned to the extent reasonably possible to the condition existing prior to the condemnation. In such event, however, Landlord shall not be required to expend an amount in excess of the proceeds received by Landlord from the condemning authority. Landlord reserves all rights to compensation for any condemnation. Tenant hereby assigns to Landlord any right Tenant may have to such compensation, and Tenant shall make no claim against Landlord or the condemning authority for compensation for termination of Tenant's leasehold interest under this Lease or interference with Tenant's business, unless Tenant is entitled by applicable law to separate award which does not diminish or reduce award otherwise made to Landlord.

14.  ASSIGNMENT AND SUBLETTING.

A. Landlord's  Consent.  Tenant shall not,  without the prior written consent of
Landlord: (i) assign, convey or otherwise transfer this Lease or any interest hereunder, or sublease the Premises, or any part thereof, whether voluntarily or by operation of law; or (ii) permit the use of the Premises by any person other than Tenant and its employees. Any such transfer, sublease or use described in the preceding sentence (a "Transfer") occurring without the prior written consent of Landlord shall be void and of no effect. Landlord's consent to any Transfer shall not constitute a waiver of Landlord's right to withhold its consent to any future Transfer. Landlord's consent to any Transfer or acceptance of rent from any party other than Tenant shall not release Tenant from any covenant or obligation under this Lease. Landlord may require as a condition to its consent to any assignment of this Lease that the assignee execute an instrument in which such assignee assumes the obligations of Tenant hereunder. For the purposes of this paragraph, the transfer (whether direct or indirect) of all or a majority of the capital stock in a corporate Tenant (other than the shares of the capital stock of a corporate Tenant whose stock is publicly traded) or the merger, consolidation or reorganization of such Tenant and the transfer of all or any general partnership interest in any partnership Tenant shall be considered a Transfer.

B. Standards for Consent. If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord, at least sixty days prior to the proposed effective date of the Transfer, a written notice which includes such information as Landlord may require about the proposed Transfer and the transferee. If Landlord does not terminate this Lease, in whole or in part, pursuant to Section 14C, Landlord shall not unreasonably withhold its consent to any assignment or sublease. Landlord shall not be deemed to have unreasonably withheld its consent if, in the judgment of Landlord: (i) the transferee is of a character or engaged in a business which is not in keeping with the standards or criteria used by Landlord in leasing the Building; (ii) the financial condition of the transferee is such that it may not be able to perform its obligations in connection with this Lease; (iii) the purpose for which the transferee intends to use the Premises or portion thereof is in violation of the terms of this Lease or the lease of any other tenant in the Building; (iv) the transferee is a tenant of the Building; or (v) any other bases which Landlord reasonably deems appropriate. If Landlord wrongfully withholds its consent to any Transfer, Tenant's sole and exclusive remedy therefor shall be to seek specific performance of Landlord's obligation to consent to such Transfer.

C. Recapture. Landlord shall have the right to terminate this Lease as to that portion of the Premises covered by a Transfer. Landlord may exercise such right to terminate by giving notice to Tenant at any time within thirty days after the date on which Tenant has furnished to Landlord all of the items required under
Section 14B above. If Landlord exercises such right to terminate, Landlord shall be entitled to recover possession of, and Tenant shall surrender such portion of, the Premises (with appropriate demising partitions erected at the expense of Tenant) on the later of (i) the effective date of the proposed Transfer, or (ii) sixty days after the date of Landlord's notice of termination. In the event Landlord exercises such right to terminate, Landlord shall have the right to enter into a lease with the proposed transferee without incurring any liability to Tenant on account thereof. If Landlord consents to any Transfer, Tenant shall pay to Landlord one-half of all rent and other consideration received by Tenant in excess of the Rent paid by Tenant hereunder for the portion of the Premises so transferred. Such rent shall be paid as and when received by Tenant. In addition, Tenant shall pay to Landlord any attorneys' fees and expenses incurred by Landlord in connection with any proposed Transfer, whether or not Landlord consents to such Transfer. Notwithstanding the above, in the event Landlord notifies Tenant of its intent to exercise its right of Recapture per the provisions of this paragraph 14C, Tenant, within ten (10) days of Landlord's notification, may withdraw its request to Transfer by providing Landlord written notice of its withdrawal. In which case, Landlord will then not have the right to Recapture relative to that specific request. By doing so in no event does Landlord relinquish its right to Recapture relative to any future requests.

15. SURRENDER. Upon termination of the Term or Tenant's right to possession of the Premises, Tenant shall return the Premises to Landlord in good order and condition, ordinary wear and damage by fire or other casualty excepted. If Landlord requires Tenant to remove any alterations pursuant to Section 9, then such removal shall be done in a good and workmanlike manner; and upon such removal Tenant shall restore the Premises to its condition prior to the installation of such alterations. If Tenant does not remove such alterations after request to do so by Landlord, Landlord may remove the same and restore the Premises; and Tenant shall pay the cost of such removal and restoration to Landlord, plus a fee equal to twenty percent (20%) of Landlord's cost, as Additional Rent upon demand. Tenant shall also remove its furniture, equipment, trade fixtures and all other items of personal property from the Premises prior to termination of the Term or Tenant's right to possession of the Premises. If Tenant does not remove such items, Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant; or at Landlord's sole option such items shall be deemed abandoned, in which event Landlord may cause such items to be removed and disposed of at Tenant's expense without notice to Tenant and without obligation to compensate Tenant.

16.  DEFAULTS AND REMEDIES.

A. Default. The occurrence of any of the following shall constitute a default (a "Default") by Tenant under this Lease: (i) Tenant fails to pay any Rent when due and such failure is not cured within five days after notice from Landlord (which notice may be in the form of a landlord statutory five-day notice); (ii) Tenant fails to perform any other provision of this Lease and such failure is not cured within thirty days (or immediately if the failure involves a hazardous condition) after notice from Landlord; (iii) the leasehold interest of Tenant is levied upon or attached under process of law; (iv) Tenant or any guarantor of this Lease dies or dissolves; (v) Tenant vacates the Premises; or (vi) any voluntary or involuntary proceedings are filed by or against Tenant or any guarantor of this Lease under any bankruptcy, insolvency or similar laws and, in the case of any involuntary proceedings, are not dismissed within thirty days after filing.

B. Right of Re-Entry. Upon the occurrence of a Default, Landlord may elect to terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Premises. Upon any such termination, Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord. Tenant grants to Landlord the right to enter and repossess the Premises and to expel Tenant and any others who may be occupying the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass and without relinquishing Landlord's rights to Rent or any other right given to Landlord hereunder or by operation of law.

C. Reletting. If Landlord terminates Tenant's right to possession of the Premises without terminating this Lease, Landlord may relet the Premises or any part thereof. In such case, Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord shall reasonably deem appropriate; provided, however, Landlord may first lease Landlord's other available space and shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. Tenant shall reimburse Landlord for the costs and expenses of reletting the Premises including, but not limited to, all brokerage, advertising, legal, alteration, and other expenses incurred to secure a new tenant for the Premises. In addition, if the consideration collected by Landlord upon any such reletting, after payment of the expenses of reletting the Premises which have not been reimbursed by Tenant, is insufficient to pay monthly the full amount of the Rent, Tenant shall pay to Landlord the amount of each monthly deficiency as it becomes due. If such consideration is greater than the amount necessary to pay the full amount of the Rent, the full amount of such excess shall be retained by Landlord and shall in no event be payable to Tenant.

D. Termination of Lease. If Landlord terminates this Lease, Landlord may recover from Tenant and Tenant shall pay to Landlord, on demand, as and for liquidated and final damages, an accelerated lump sum amount equal to the amount by which

Landlord's estimate of the aggregate amount of Rent owing from the date of such termination through the Expiration Date plus Landlord's estimate of the aggregate expenses of reletting the Premises, exceeds Landlord's estimate of the fair rental value of the Premises for the same period (after deducting from such fair rental value the time needed to relet the Premises and the amount of concessions which would normally be given to a new tenant) both discounted to present value at the rate of five percent per annum.

E. Other Remedies. Landlord may but shall not be obligated to perform any obligation of Tenant under this Lease; and, if Landlord so elects, all costs and expenses paid by Landlord in performing such obligation, together with interest at the Default Rate, shall be reimbursed by Tenant to Landlord on demand. Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity, (ii) shall be cumulative, and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

F. Bankruptcy. If Tenant becomes bankrupt, the bankruptcy trustee shall not have the right to assume or assign this Lease unless the trustee complies with all requirements of the United States Bankruptcy Code; and Landlord expressly reserves all of its rights, claims, and remedies thereunder.

G. Waiver of Trial by Jury. Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease.

H. Venue. If either Landlord or Tenant desires to bring an action against the other in connection with this Lease, such action shall be brought in the federal or state courts located in Omaha, Nebraska. Landlord and Tenant consent to the jurisdiction of such courts and waive any right to have such action transferred from such courts on the grounds of improper venue or inconvenient forum.

17. HOLDING OVER. If Tenant retains possession of the Premises after the expiration or termination of the Term or Tenant's right to possession of the Premises, Tenant shall pay Rent during such holding over at double the rate in effect immediately preceding such holding over computed on a monthly basis for each month or partial month that Tenant remains in possession. Tenant shall also pay, indemnify and defend Landlord from and against all claims and damages, consequential as well as direct, sustained by reason of Tenant's holding over. In addition, at any time while Tenant remains in possession, Landlord may elect instead, by written notice to Tenant and not otherwise, to have such retention of possession constitute a renewal of this Lease for one year for the fair market rental value of the Premises as reasonably determined by Landlord but in no event less than the Rent payable immediately prior to such holding over. The provisions of this Section do not waive Landlord's right of re- entry or right to regain possession by actions at law or in equity or any other rights hereunder, and any receipt of payment by Landlord shall not be deemed a consent by Landlord to Tenant's remaining in possession or be construed as creating or renewing any lease or right of tenancy between Landlord and Tenant.

18. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit the security deposit set forth in Item "F" of the Basic Terms (the "Security Deposit") with Landlord as security for the performance of Tenant's obligations under this Lease. Upon the occurrence of a Default, Landlord may use all or any part of the Security Deposit for the payment of any Rent or for the payment of any amount which Landlord may pay or become obligated to pay by reason of such Default, or to compensate Landlord for any loss or damage which Landlord may suffer by reason of such Default. If any portion of the Security Deposit is used, Tenant shall within five days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. In no event shall the Security Deposit be considered an advanced payment of Rent, and in no event shall Tenant be entitled to use the Security Deposit for the payment of Rent. If no default by Tenant exists hereunder, the Security Deposit or any balance thereof shall be returned to Tenant within thirty days after the expiration of the Term and vacation of the Premises by Tenant. Landlord shall have the right to transfer the Security Deposit to any purchaser of the Building. Upon such transfer, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be relieved of any liability with respect to the Security Deposit.

19. SUBSTITUTION OF OTHER PREMISES. At any time hereafter, Landlord may upon thirty days' prior notice to Tenant substitute for the Premises other premises in the Building (the "New Premises"), provided that the New Premises shall be reasonably usable for Tenant's business hereunder; and, if Tenant is already in occupancy of the Premises, then in addition Landlord shall pay the expenses of moving Tenant from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises.

20. ESTOPPEL CERTIFICATE. Tenant agrees that, from time to time upon not less than ten days' prior request by Landlord, Tenant shall execute and deliver to Landlord a written certificate certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications, a description of such modifications and that this Lease as modified is in full force and effect);
(ii) the dates to which Rent has been paid; (iii) that Tenant is in possession of the Premises, if that is the case; (iv) that Landlord is not in default under this Lease, or, if Tenant believes Landlord is in default, the nature thereof in detail; (v) that Tenant has no off-sets or defenses to the performance of its obligations under this Lease (or if Tenant believes there are any off-sets or defenses, a full and complete explanation thereof); and (vi) such additional matters as may be requested by Landlord, it being agreed that such certificate may be relied upon by any prospective purchaser, mortgagee, or other person having or acquiring an interest in the Building. If Tenant fails to execute and deliver any such certificate within ten days after request, Tenant shall be deemed to have irrevocably appointed Landlord and Landlord's beneficiaries as Tenant's attorneys-in-fact to execute and deliver such certificate in Tenant's name.

21. SUBORDINATION. This Lease is and shall be expressly subject and subordinate at all times to (i) any ground or underlying lease of the Building, now or hereafter existing, and all amendments, renewals and modifications to any such lease; and (ii) the lien of any mortgage or trust deed now or hereafter encumbering fee title to the Building and/or the leasehold estate under any such lease. If any such mortgage or trust deed is foreclosed, or if any such lease is terminated, upon request of the mortgagee, holder or lessor, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale or to the lessor under such lease, as the case may be. The foregoing provisions are declared to be self-operative and no further instruments shall be required to effect such subordination and/or attornment; provided, however, that Tenant agrees upon request by any such mortgagee, holder, lessor or purchaser at foreclosure, to execute and deliver such subordination and/or attornment instruments as may be required by such person to confirm such subordination and/or attornment. If Tenant fails to execute and deliver any such instrument within ten days after request, Tenant shall be deemed to have irrevocably appointed Landlord and Landlord's beneficiaries as Tenant's attorneys-in-fact to execute and deliver such instrument in Tenant's name.

22. QUIET ENJOYMENT. As long as no Default exists, Tenant shall peacefully and quietly have and enjoy the Premises for the Term, free from interference by Landlord, subject, however, to the provisions of this Lease. The loss or reduction of Tenant's light, air or view will not be deemed a disturbance of Tenant's occupancy of the Premises nor will it affect Tenant's obligations under this Lease or create any liability of Landlord to Tenant.

23. BROKER. Tenant represents to Landlord that Tenant has dealt only with the broker(s) set forth in Item "G" of the Basic Terms (the "Broker") in connection with this Lease and that, insofar as Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection herewith. Tenant agrees to indemnify, defend and hold Landlord and Landlord's beneficiaries and agents harmless from and against any claims for a fee or commission made by any broker, other than the Broker, claiming to have acted by or on behalf of Tenant in connection with this Lease. Landlord agrees to pay the Broker a commission in accordance with a separate agreement between Landlord and the Broker.

24. NOTICES. All notices and demands to be given by one party to the other party under this Lease shall be given in writing, mailed or delivered, if to Tenant, at Suite 200 in the Building, and if to Landlord at the address set forth below or at such other address as either party may hereafter designate.

If to Landlord:        The Prudential Insurance Company of America
                       One Prudential Plaza; Suite 1200
                       130 East Randolph Street
                       Chicago, Illinois   60601
                       Attn:  Vice President - Equity Investments

                       and

                       The Prudential Insurance Company of America
                       One Prudential Plaza; Suite 1300
                       130 East Randolph Street
                       Chicago, Illinois   60601
                       Attn:  Regional Counsel


with a copy to:        Pacific Realty Group, Inc.
                       1905 Harney Street, Suite 403
                       Omaha, Nebraska   68102
                       Attn: Senior Vice President-
                             Management Operations

Notices shall be delivered by United States certified or registered mail, postage prepaid, return receipt requested, or by a nationally recognized overnight courier service. Notices shall be considered to have been given upon the earlier to occur of actual receipt or two business days after posting in the United States mail.

 25. MISCELLANEOUS.

A. Successors and Assigns. Subject to Section 14 of this Lease, each provision of this Lease shall extend to, bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors and assigns; and all references herein to Landlord and Tenant shall be deemed to include all such parties.

B. Entire Agreement. This Lease, and the riders and exhibits, if any, attached hereto which are hereby made a part of this Lease, represent the complete agreement between Landlord and Tenant; and Landlord has made no representations or warranties except as expressly set forth in this Lease. No modification or amendment of or waiver under this Lease shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

C. Time of Essence. Time is of the essence of this Lease and each and all of its provisions.

D. Execution and Delivery. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of space or an option for lease, and it is not effective until execution and delivery by both Landlord and Tenant. Execution and delivery of this Lease by Tenant to Landlord shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions set forth herein, which offer may not be revoked for fifteen days after such delivery.

E. Severability. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provisions.

F. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Nebraska.

G. Attorneys' Fees. Tenant shall pay to Landlord all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in enforcing this Lease or incurred by Landlord as a result of any litigation to which Landlord becomes a party as a result of this Lease.

H. Delay in Possession. In no event shall Landlord be liable to Tenant if Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date for causes outside Landlord's reasonable control. If Landlord is unable to deliver possession of the Premises to Tenant by the Commencement Date, the Commencement Date shall be deferred until Landlord can deliver possession to Tenant, and the Expiration Date shall be deferred for an equal number of days.

I. Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

J. Force Majeure. Landlord shall not be in default hereunder and Tenant shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials, acts of God or other causes beyond Landlord's reasonable control.

K. Demolition or Renovation. Landlord shall have the right to terminate this Lease without compensation to Tenant upon ninety (90) days' prior notice to Tenant if Landlord intends to renovate or demolish the Building or a substantial part thereof. However, if such renovation or demolition is discretionary on behalf of the Landlord, Landlord will pay the Tenant the fair market value of Tenant's remaining leasehold interest.

L. Captions. The headings and titles in this Lease are for convenience only and shall have no effect upon the construction or interpretation of this Lease.

M. No Waiver. No receipt of money by Landlord from Tenant after termination of this Lease or after the service of any notice or after the commencing of any suit or after final judgment for possession of the Premises shall renew, reinstate, continue or extend the Term or affect any such notice or suit. No waiver of any default of Tenant shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated.

N. No Recording. Tenant shall not record this Lease or a memorandum of this Lease in any official records.

O. Limitation of Liability. Any liability of Landlord under this Lease shall be limited solely to its interest in the Building, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

P. Hazardous Materials. In the event any Hazardous Material (hereinafter defined) is brought into or onto the Premises by Tenant, its employees or agents, Tenant shall handle any such material in compliance with all applicable federal, state and/or local regulations. For purposes of this Section, "Hazardous Materials" means and includes any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect. Tenant shall submit to Landlord on an annual basis copies of any approved hazardous materials communication plan, OSHA monitoring plan and permits required by the Resource Recovery and Conversation Act of 1976, which Tenant is required to prepare, file or obtain. Tenant will indemnify and hold harmless Landlord from any losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees) which Landlord may suffer or incur as a result of Tenant's introduction into or unto the Premises of any Hazardous Material. This Section shall survive the expiration or sooner termination of this Lease.

Q. Modification for Mortgage. Should any mortgage, leasehold or similar arrangement require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified. Tenant further agrees to execute and deliver any documents requested to evidence such modification within ten (10) days following such request.

R. RIDER. A Rider consisting of one (1) page, and containing paragraphs 26 through 31 is attached hereto and made a part of this Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.



TENANT:                                     LANDLORD:


 Data Transmission Network Corporation,     The Prudential Insurance Company of
 a Delaware corporation                     America, a New Jersey corporation

                                            By:      Pacific Realty Group, Inc.,
                                                     its Managing Agent

 By:                                        By:


 Its:                                       Its:

EXHIBIT  "C" - to be made a part of a Lease  between  THE  PRUDENTIAL  INSURANCE
COMPANY  OF  AMERICA  (Landlord)  and  DATA  TRANSMISSION   NETWORK  CORPORATION
(Tenant), dated               , 1994.
               ---------------

LEGAL DESCRIPTION OF BUILDING




That part of the Southeast Quarter of the Southwest Quarter of Section 15, Township 15 North, Range 12 East of the 6th P.M., in the City of Omaha, in Douglas County, Nebraska, more particularly described as follows:

Beginning at a point on the Westerly  right-of-way  line of 90th Street which is
50.00 feet West of the East line and 92.59 feet North of the South line of said Southeast Quarter of the Southwest Quarter; thence North 00 00'00" East (assumed bearing) along said Westerly right-of-way line of 90th Street a distance of
718.41 feet to a point on the Southerly right-of-way line of Embassy Row; thence North 90 00'00" West along said Southerly right-of-way line of Embassy Row a distance of 190.00 feet to a point of curve; thence Southwesterly on a curve to the left, along said Southerly right-of-way line of Embassy Row, said curve having a radius of 595.24 feet, a long chord of 420.72 feet bearing South 69 18'22" West and an arc length of 430.09 feet; thence South 44 41'22" East a distance of 182.60 feet; thence South 00 18'38" West a distance of 460.04 feet to a point on the Northerly right-of-way line of West Dodge Road; thence South 89 41'22" East along said Northerly right-of-way line of West Dodge Road a distance of 173.30 feet; thence North 00 18'32" East along said Northerly right-of-way line of West Dodge Road a distance of 11.00 feet; thence South 89 41'22" East along said Northerly right-of-way line of West Dodge Road, a distance of 270.00 feet; thence North 51 10'21" East along said Northerly right-of-way line of West Dodge Road a distance of 18.36 feet to the Point of Beginning.

EXHIBIT "D" to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord), and DATA TRANSMISSION NETWORK CORPORATION (Tenant), dated , 1994. (Page 1 of 2)


                       TENANT IMPROVEMENTS WORK SCHEDULE


                                   ARTICLE I
                      Landlord's Construction Obligations


     Landlord shall have no construction obligations under this Lease. Tenant accepts the Premises in an "as is" condition, with all faults and with the understanding that it shall be responsible for any and all improvements required for its occupancy and use in accordance with Article II of this Exhibit "D".


                                   ARTICLE II
                      Construction of Tenant Improvements

     Tenant shall have the right to place partitions and fixtures and make improvements or other alterations in the Premises in accordance with the provisions of Paragraph 9 of this Lease. Landlord shall provide Tenant a tenant finish allowance of up to One Hundred Thousand Dollars and No Cents ($180,988.00) to be applied toward the cost of any such tenant-provided improvements as follows:

     1. The tenant finish allowance shall be paid in periodic installments, not more frequently than once per month, equal to the total of the contractor's or consultant's invoice amounts for improvements made to the Premises, excluding any furnishings or business equipment (such as computers, satellite/microwave dish, office equipment, etc.), as submitted by Tenant and verified to Landlord's reasonable satisfaction; provided, however, that such payments will be made only if Tenant is not then in Default under the terms of this Lease and invoices are accompanied by lien waivers in the amount equal to that of the invoices. Tenant shall be allowed to apply up to $10,000.00 of the tenant finish allowance toward the design and construction of Tenant's monument sign as defined in Paragraph 28 of the Rider to this Lease.

     2. Upon the earlier of January 1, 1995, or the satisfaction of all obligations associated with the tenant improvements covered under this Article II and receipt of the associated lien waivers for the work, the Tenant shall forfeit any unused portion of the allowance. Any requests for payment received by the Landlord after December 31, 1994, will be returned to the Tenant and will be the obligation and sole responsibility of the Tenant.

3. In addition to the provisions set forth in Paragraph 9 of this Lease, Tenant's contractor shall (and its contract shall so provide):

     (a) conduct its work in such a manner so as not to unreasonably interfere with other tenants in the Building, Building operations, or any other construction occurring on or in the Building or the Premises;

     (b) execute a set of and comply with all rules and regulati ons relating to the construction activities in or on the Building as may be reasonably promulgated from time to time by Landlord or its agents;

     (c) maintain such insurance (such as general liability and workman's compensation) and bonds (such as performance and completion) in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said bonds shall be in amounts equal to the full value or cost of the work being done by the Tenant contractor);

     (d) be responsible for reaching an agreement with Landlord and its agents as to the terms and conditions for all contractor items relating to the conducting of its work, including but not limited to, those matters relating to hoisting, systems interfacing, use of temporary utilities, storage of materials, placement of dumpsters, access to the Premises and the Building, and the purchase and return of Building standard materials.

EXHIBIT "D" to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord), and DATA TRANSMISSION NETWORK CORPORATION (Tenant), dated , 1994. (Page 2 of 2)

     (e) Upon completion of any tenant improvements, Tenant shall promptly furnish Landlord with sworn owner's and contractors' statements and full and final waivers of lien covering all labor and materials included in such improvements. Tenant shall not permit any mechanic's lien to be filed against the Building, or any part thereof, arising out of any improvement performed, or alleged to have been performed, by or on behalf of Tenant. If any such lien is filed, Tenant shall within ten (10) days thereafter have such lien released of record or deliver to Landlord a bond in form, amount, and issued by a surety satisfactory to Landlord, indemnifying Landlord against all costs and liabilities resulting from such lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same; and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorney's fees.

     4. Landlord shall have the right to approve all subcontractors to be used by the Tenant's contractor, which approval shall not be unreasonably withheld as long as such subcontractors satisfy the requirements of this Article II.

     5. Tenant shall indemnify and hold harmless Landlord, its agents, contractors (including Building Contractor), and any mortgagee of Landlord, from and against any and all losses, damages, costs (including costs of suit and attorneys' fees), liabilities, or causes of action for injury to or death of any person, for damage to any property, and for mechanic's materialmen's or other liens or claims arising out of or in connection with the work done by the Tenant's contractor (and Tenant's contractor's subcontractors and sub-subcontractors) under its contract with Tenant.

     6. The failure by Tenant, after receiving written notice, to materially comply with any of the provisions of Article II of this Exhibit shall constitute a Default by Tenant under the terms of the Lease and Landlord shall have the benefit of all remedies provided for in the Lease, except Tenant shall have a thirty (30) day right to cure Default upon receipt of written notice .

     7. Upon completion of the Tenant Improvements, Tenant shall deliver to Landlord two (2) copies of the "as built" plans and specifications for the Tenant Improvements completed under Article II of this Exhibit within thirty
(30) days of completing the same.

EXHIBIT "E" to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord), and DATA TRANSMISSION NETWORK CORPORATION (Tenant), dated , 1994. (Page 1 of 3)


                              RULES & REGULATIONS

     1. Sidewalks, doorways, vestibules, halls, stairways, elevator lobbies and other similar areas in the common areas of the Building shall not be used for the storage of materials or disposal of trash, be obstructed by tenants or Landlord, or be used by tenants or Landlord for any purpose other than entrance to and from the tenant's leased areas and the Building and for going from one part of the Building to another part of the Building.

     2. Plumbing fixtures shall be used only for the purposes for which they are designed, and no sweepings, rubbish, rags or other unsuitable materials shall be disposed into them. Damage resulting to any such fixtures proven to result from misuse by a tenant, and not by Landlord's cleaning contractors responsible for cleaning the tenant's leased area and the Building, shall be the liability of said tenant.

     3. Signs, advertisements, graphics or notices visible in or from public corridors, any common area or public areas of the Building or from outside the Building shall be subject to Landlord's (or Landlord's property manager's) prior written approval, which approval shall not be unreasonably withheld. No part of the Complex may be defaced by Tenants .

     4. Significant movement in or out of the Building of furniture, office equipment, or any other bulky or heavy materials shall be restricted to such hours as Landlord (or Landlord's property manager) shall reasonably designate. Landlord (or Landlord's property manager) will determine the method and routing of the movement of said items so as to ensure the safety of all persons and property concerned and Tenant shall be responsible for all costs and expenses associated therewith. Advance written notice of intent to move such items must be made to the Landlord (or Landlord's property manager) at least twenty-four
(24) hours before the time of such move. For non significant movement in or out of the Building of portable items which do not require use of dollies or other moving equipment, notice to Landlord (or Landlord's property manager) shall not be required.

     5. All deliveries to a tenant's leased premises, requiring dedicated elevator service for multiple trips that potentially will disrupt service for visitors and other tenants of the Building during normal business operations as defined in paragraph 5.A., shall be made through special arrangements with the Landlord. In general, passenger elevators are to be used only for the movement of persons and small deliveries during these normal business hours. Tenants may obtain the prior written consent of Landlord (or Landlord's property manager) for any exception to the provisions of this Paragraph 5.

     6. Landlord (or Landlord's property manager) shall have the authority to approve the proposed weight and location of any safes and heavy furniture and equipment, which shall in all cases stand on supporting devices approved by Landlord in order to distribute the weight.

     7. Corridor doors which lead to common areas of the Building (other than doors opening into the elevator lobby on floors leased entirely to a tenant) shall be kept closed at all times.

     8. Each tenant shall cooperate with Landlord (and Landlord's property manager) in keeping its leased area neat and clean. No tenant shall employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel without prior approval of Landlord (or Landlord's property manager).

     9. All elevator lobbies are to be kept neat and clean. The disposal of trash or storage of materials in these areas is prohibited.

     10. No birds, fish or other animals shall be brought into or kept in, on or about the Building (except for Seeing Eye dogs).

     11. Tenants shall not tamper with or attempt to adjust temperature control thermostats in their leased premises. Landlord shall promptly respond to each tenant's notices as to, and Landlord (or Landlord's property manager) shall adjust thermostats as required to maintain, the Building standard temperature. Each tenant shall use reasonable efforts to keep all window blinds down and tilted at a 45 degree angle toward the street to help maintain comfortable room temperatures and conserve energy.

EXHIBIT "E" to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord), and DATA TRANSMISSION NETWORK CORPORATION (Tenant), dated , 1994. (Page 2 of 3)

     12. Each tenant will comply with all security procedures necessary both during business hours and after hours and on weekends. Landlord will provide each tenant with prior notice of such security procedures and any changes thereto promptly.

     13. Tenants are requested to lock all office doors leading to corridors and to turn out all lights at the close of their working day; provided, however, that no tenant shall be responsible to ensure that Landlord's cleaning contractor locks doors and turns out lights after cleaning the tenant's leased premises.

     14. All requests for overtime air conditioning or heating must be submitted in writing to Landlord (or Landlord's property manager) by an authorized representative of the tenant. A list of persons authorized to request such overtime services (and any amendments thereto) will be furnished by the tenant to Landlord and Landlord shall be entitled to rely thereon. Any such request must be made by 2:00 p.m. on the day desired for weekday requests, by 2:00 p.m. Friday for weekend requests and by 2:00 p.m. on the preceding business day for holiday requests. Requests made after that time may result in an additional charge (not to exceed Landlord's cost) to such Tenant, if acted upon by Landlord. Landlord will make reasonable efforts to accommodate untimely requests by Tenant for overtime air conditioning or heating. Charges for overtime operation of air conditioning or heating shall be at the then current cost of operating the required system components. Charges will be billed on Tenant's monthly statement and are due within thirty (30) days of receipt of by Tenant of the statement.

     15. No flammable or explosive fluids or materials shall be kept or used within the Building except in areas approved by Landlord, and each tenant shall comply with all applicable building and fire codes relating thereto.

     16. Tenants may not make any modifications, alterations, additions or repairs to their leased premises and may not install any furniture, fixture or equipment in their leased premises which is in violation of any applicable building and/or fire code governing their lease premises or the Project. The tenant must obtain prior approval from Landlord (or) Landlord's property manager) of any such alterations, modifications and additions and shall deliver "as built" plans therefor to Landlord (or Landlord's property manager), upon completion, except as otherwise permitted in the tenant's lease. Such alterations include, but are not limited to, any communication equipment and associated wiring which must meet fire code. The contractor conducting the modifications and additions must be a licensed contractor, is subject to all rules and regulations of Landlord (and Landlord's property manager) while performing work in the Building and must obtain all necessary permits and approvals prior to commencing the modifications and additions.

     17. No vending machines of any type shall be allowed in tenant space without the prior written consent of Landlord (or Landlord's property manager), which will not be unreasonably withheld. Landlord acknowledges that Tenant has advised that it will have vending machines in their Premises.

     18. All locks for doors in each tenant's leased areas shall be Building Standard except as otherwise permitted by Landlord and no tenant shall place any additional lock or locks on any door in its leased area without Landlord's (or Landlord's property manager's) written consent except as otherwise permitted in such tenant's lease. All requests for duplicate keys shall be made to Landlord (or Landlord's property manager).

     19. No tenant (or their visitors) shall interfere in any way with other tenants' (or their visitors') quiet enjoyment of their leased premises.

     20. Except in cases of gross negligence on behalf of the Landlord, Landlord will not be liable or responsible for lost or stolen money, jewelry or other personal property from any tenant's leased area or public areas of the Building or Project.

     21. No machinery of any kind other than normal office equipment shall be operated by any tenant in its leased area without the prior written consent of Landlord (or Landlord's property manager).

EXHIBIT "E" to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord), and DATA TRANSMISSION NETWORK CORPORATION (Tenant), dated , 1994. (Page 3 of 3)

     22. Canvassing, peddling, soliciting and distribution of hand bills in the Building (except for activities within a tenant's leased premises which involve only such tenant's employees) is prohibited. Each tenant is requested to notify Landlord (or Landlord's property manager) if such activities occur.

     23. All tenants will refer all contractors, contractors' representatives and installation technicians tendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building (other than work under contract for installation or maintenance of security  equipment  or  banking  equipment),  including,  but not  limited  to, installations of telephones, telegraph equipment, electrical devices and attachments, and any and all installations of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building.

     24. Smoking is not permitted in the restrooms, stairwells, elevators, public lobbies or public corridors.

     25. Each tenant and their contractors are responsible for removal of trash resulting from large deliveries or move-ins. Such trash must be removed from the Building and Building facilities may not be used for dumping. If such trash is not promptly removed, Landlord (or Landlord's property manager) may cause such trash to be removed at the tenant's sole cost and expense plus a reasonable additional charge to be determined by Landlord to cover Landlord's administrative costs in connection with such removal.

     26. Tenants may not install, leave or store equipment, supplies, furniture or trash in the common areas of the Building (i.e., outside their leased premises).

     27. Each tenant shall provide Landlord's property manager with names and telephone numbers of individuals who should be contacted in an emergency.

     28. Tenants shall comply with the Building life safety program established by Landlord (or by Landlord's property manager), including without limitation fire drills, training programs and fire warden staffing procedures, and shall exercise all reasonable efforts to cause all tenant employees, invitees and guests to comply with such program.

     29. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc., shall be delivered to any leased area except by persons appointed or approved by Landlord in writing.

     30. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electricians where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall approve. Electric current shall not be used for space heaters, cooking or heating devices or similar appliances without Landlord's prior written permission.

     31. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways.

     32. No portion of any tenant's leased area shall at any time be used or occupied as sleeping or lodging quarters, nor shall personnel occupancy loads exceed limits reasonably established by Landlord for the Building.

                             EXHIBIT "F" TO A LEASE
                                    BETWEEN
            THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, (LANDLORD)
                                      AND
                DATA TRANSMISSION NETWORK CORPORATION, (TENANT)
                           DATED AUGUST 30, 1994 1994




                          COMMENCEMENT DATE AGREEMENT


     This Commencement Date Agreement is entered into by Landlord and Tenant pursuant to Paragraph C under the Basic Terms section of the Lease.

1. DEFINITIONS. In this Agreement the following terms have the meanings given to them:

     (a)      Landlord:  The Prudential Insurance Company of America

     (b)      Tenant:  Data Transmission Network Corporation

     (c)      Lease:  Lease between Landlord and Tenant, dated August 30, 1994.

2. CONFIRMATION OF THE COMMENCEMENT DATES WITH REGARD TO THE OCCUPANCY, BY TENANT, OF SUITES 310 AND 300. Landlord and Tenant confirm that the Commencement Date of the Lease with regard to Suite 310 is September 13, 1994. In addition, Landlord and Tenant confirm that the Commencement Date of the Lease with regard to Suite 300 is October 1, 1994.

     Landlord and Tenant have executed this Commencement Date Agreement as of the dates set forth below.


Tenant:                                  Landlord:

DATA TRANSMISSION NETWORK                THE PRUDENTIAL INSURANCE COMPANY
CORPORATION, a Delaware corporation      OF AMERICA, a New Jersey corporation

                                         By: Pacific Realty Group, Inc.
By:                                      its Managing Agent
     -----------------------------

Its:                                     By:
     -----------------------------

                                        Its:

EXHIBIT "G" - to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord) and DATA TRANSMISSION NETWORK CORPORATION (Tenant) dated , 1994. (Page 1 of 3)

Property #:  21139
                           ANTENNA LICENSE AGREEMENT

                                    BETWEEN

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                      AND
                     DATA TRANSMISSION NETWORK CORPORATION


This Agreement made as of the day of , 1994, by and between The Prudential Insurance Company Of America, a New Jersey corporation, (hereinafter called "Licenser") and Data Transmission Network Corporation, a Delaware corporation, (hereinafter called "Licensee").

                                  WITNESSETH:

I. Licenser, for and in consideration of the payments hereinafter set forth and of the covenants and agreements made by Licensee herein contained, does hereby grant unto the Licensee a non-exclusive license to utilize space in the building located at 9110 West Dodge Road, Omaha, Nebraska, (hereinafter called the "Building") for the purpose of installing and using various satellite dishes (herein referred to as "Antenna") to be attached to the roof of the Building during the Term of the Lease unless extended or sooner terminated as provided herein.

II. Licensee shall make payments to Licenser, at the office of the Building, or elsewhere as designated from time to time by notice in writing to Licensee, in monthly installments as follows:

         "Except for the Rent required under the Lease and as otherwise provided herein, Licensee shall not be required to pay any monthly rental for this Antenna License Agreement."

III. The size, location and placement as well as the manner and method of installation and removal of the Antenna and related equipment shall be subject to the prior written approval of Licenser. If Licenser elects to hire structural, mechanical, roofing and/or other engineers or consultants to review such plans and specifications, Licensee shall reimburse Licenser for the reasonable costs thereof, whether or not Licenser grants such approval. Notwithstanding the above, all Antenna installed as of the date of this agreement do not need written approval.

IV. In addition to the monthly rental, Licensee shall pay for all utilities consumed to install, maintain, operate and remove its Antenna and equipment, as well as the reasonable costs of any engineers or consultants employed by Licenser to review or monitor same.

V. Prior to the installation of said Antenna and equipment, Licensee shall secure and shall at all time thereafter maintain all required approvals and permits of the Federal Communications Commission and all other governmental bodies having jurisdiction over its business, including its communications, operations and facilities. Licensee shall at all times comply with all laws and ordinances and all rules and regulations of municipal, state and federal governmental authorities relating to the installation, maintenance, height, location, use, operation, and removal of said Antenna and equipment and shall fully indemnify Licenser against any loss, cost, or expense which may be sustained or incurred by it as a result of the installation, maintenance, operation, or removal of said Antenna and equipment. Licenser makes no representation that applicable laws, ordinances or regulations permit the installation or operation of antennas on the subject real estate.

VI. Licenser hereby grants unto Licensee the right, to be exercised as herein set forth, to enter upon the roof of the Building for the sole purpose of gaining access to the Licensee's installation. In addition thereto, Licenser grants unto Licensee the right, to be exercised as herein set forth, to install such equipment, conduits, cables and materials (hereinafter called "the connecting equipment") in shafts, ducts, conduits, chases, utility closets and other facilities of the Building as designated by Licenser as is reasonably necessary to connect Licensee's Antenna to Licensee's other machinery and equipment in other parts of the Building, subject to the requirements of any permits and the codes, regulations and rules of any governmental body, agency or authority. Licenser further grants to Licensee the right of access to the areas where such connecting equipment is located for the purposes of maintaining, repairing, testing and replacing the connecting equipment; provided, that such access and installations do not cause damage to or interfere with the operation or maintenance of any part of the Building or with any other tenant's operation.

EXHIBIT "G" - to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord) and DATA TRANSMISSION NETWORK CORPORATION (Tenant) dated , 1994. (Page 2 of 3)

VII. Licensee shall promptly reimburse Licenser for the costs of repairs of any damage to the Building directly or indirectly caused by Licensee's installations or the operation, maintenance or removal thereof.

VIII. Licensee, at its expense, shall be solely responsible for and shall maintain its Antenna and related equipment in a safe, structural, sound, clean and sightly condition and shall indemnify and save harmless Licenser against all liens and claims of mechanics and material men furnishing labor and materials in the construction and maintenance of same.

IX. Licensee agrees to defend, indemnify and save harmless Licenser and to assume all liability for death or injury to any persons and all liability for loss, damage or injury to any property incurred or sustained by Licensee arising from, growing out of or resulting from Licensee's installation or its use of the roof of the Building or any other areas in the Building where Licensee's related equipment is located, including costs, attorney's fees and other expenses incurred by Licenser in defending any such claim unless such loss, damage or injury is due to the negligence of Licenser, its employees, agents, or invitees.



X. The license hereby granted to Licensee shall not be deemed to give to Licensee the exclusive right to use the roof or tower of the Building and shall not preclude Licenser from granting a license or licenses to others. The rights of other licensees shall be exercised without causing unreasonable interference with the activities being carried on by Licensee in accordance with this license. Similarly, the rights of Licensee hereunder shall be exercised without causing interference with the activities being carried on by other licensees in accordance with their respective licenses. Licensee shall not change or materially alter the Antenna or related equipment agreed to herein without the prior written consent of Licenser.

XI. Licensee hereby waives and releases all claims arising out of this agreement, or in any way whatsoever connected with the subject matter of this agreement, against licenser its officers, directors, agents, employees and servants, and agrees that they shall not be liable for injury to person or damage to property sustained by Licensee or by any occupancy of the Building or any other person occurring in or about the Building resulting directly or indirectly from any existing or future condition, defect, matter of thing in the Building or any part of it or from equipment or appurtenance becoming out of repair, or from any occurrence, act, or from the negligence or omission of any tenant or occupant of the Building or of any other person; except for the negligence or omission by Licenser, its officers, directors, agents, employees and servants.

XII. No notice or demand related to or required by this Agreement shall be effective unless same is in writing and is delivered as provided in paragraph 24 of the Lease.

XIII. Licenser shall have the right to terminate this License upon written notice to Licensee, in the event that: (a) Licensee shall default in the performance of any of the obligations imposed upon it hereunder and shall not, after being notified by Licenser of the existence of such default, immediately take all reasonable steps to cure the same; or (b) it shall be determined that such installation or use materially interferes with the operation of machinery and apparatus of the Building, such as the elevators; or (c) it is found by public authority having jurisdiction over the Building that such installation and use constitute a nuisance or hazard to the public or to the occupants of the Building; or (d) the use of such antenna interferes with the use of any tenant's equipment or data processing machines in the Building; or (e) Licensee's lease or right to possession of space in the Building shall expire or be terminated.

XIV. At the termination of this license by lapse of time or otherwise, the Antenna and the related equipment installed under the terms of this license shall be removed by Licensee and the area of the Building where they were installed shall be restored by Licensee to as good condition as existed immediately prior to installation of such Antenna and related equipment.

XV. This Agreement shall be binding upon the successors and assigns of the parties hereto, provided that Licensee shall not assign or transfer this License to anyone else without Licenser's prior written consent which may be withheld at its sole discretion.

EXHIBIT "G" - to be made a part of a Lease between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Landlord) and DATA TRANSMISSION NETWORK CORPORATION (Tenant) dated , 1994. (Page 3 of 3)




LICENSEE:                                    LICENSER:

Data Transmission Network Corporation,       The Prudential Insurance Company Of
Delaware corporation                         America, a New Jersey corporation

                                             By:      Pacific Realty Group, Inc.
                                                      its Managing Agent


By:                                          By:


Its:                                         Its: